UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2026, at the 2026 annual meeting of stockholders (the “Annual Meeting”) of Firefly Neuroscience, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved Amendment No. 2 to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Plan Amendment”), which amended the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (as amended, the “Plan”). The approval of the Plan Amendment increased the maximum number of shares available for grant under the Plan (the “Plan Share Limit”) by 2,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and updated the Plan’s evergreen provision. A description of the Plan is set forth in the Company’s Definitive Proxy Statement  on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated by reference herein.

A copy of the Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 2 of Amended and Restated Certificate of Incorporation, As Amended

In connection with the approval by the stockholders of the Company at the Annual Meeting of a proposal to amend the Amended and Restated Certificate of Incorporation of the Company, as amended, to decrease the total number of authorized shares from 5,001,000,000 to 101,000,000, consisting of (i) 100,000,000 shares of Common Stock, and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) (the “Charter Amendment Authorization”), on August 5, 2026, the Company filed the Amendment No. 2 of Amended and Restated Certificate of Incorporation, As Amended (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective on August 5, 2026, to effect the Charter Amendment Authorization.

The foregoing description of the Certificate of Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. Additional information regarding the submission and approval of the proposal relating to the Charter Amendment Authorization is disclosed under Item 5.07 below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2026, the Company held the Annual Meeting. As of June 8, 2026, the record date for the Annual Meeting, there were 15,604,571 shares of common stock, issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 9,703,536 shares were present in person or represented by proxy, which constituted a quorum. The holders of shares of the common stock are entitled to one vote for each share held.

At the Annual Meeting, the stockholders voted on six proposals, each of which is described in greater detail in the Proxy Statement, the relevant portions of which are incorporated by reference herein. At the Annual Meeting, stockholders approved Proposals 1, 2, 3, 4, 5 and 6, each of which was presented for a vote. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1: A proposal to elect Arun Menawat as the Class III director to the Board of Directors (the “Board”) to serve until the annual meeting of stockholders to be held in 2029, or until his successor has been duly elected and qualified. The proposal was approved as set forth below:

Nominee	For	Withheld	Broker Non-Votes
Arun Menawat	4,324,584	106,395	5,272,557

Proposal 2: A proposal to ratify the appointment of CBIZ Canada, LLP (formerly known as Marcum Canada, LLP) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. The proposal was approved as set forth below:

For	Against	Abstain
9,500,723	21,341	181,472

Proposal 3: A proposal to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
4,331,361	76,601	23,017	5,272,557

Proposal 4: A proposal to approve Amendment No. 2 to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan, as amended, to increase the maximum number of shares available for grant under the Plan by 2,000,000 shares of common stock and update the Plan’s evergreen provision. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
4,047,217	361,601	22,161	5,272,557

Proposal 5: A proposal to approve Certificate of Amendment No. 2 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc., as amended, to decrease the total number of authorized shares from 5,001,000,000 to 101,000,000, consisting of (i) 100,000,000 shares of Common Stock, and (ii) 1,000,000 shares of Preferred Stock. The proposal was approved as set forth below:

For	Against	Abstain
9,222,775	268,441	212,320

Proposal 6: A proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The proposal was approved as set forth below:

For	Against	Abstain
9,117,363	387,451	198,722

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment No. 2 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc., As Amended
10.1	Amendment No. 2 to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
	Name:	Greg Lipschitz
	Title:	Chief Executive Officer

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